Exhibit 10.5

FOX PAINE & COMPANY, LLC

3500 Alameda de la Pulgas, suite 150

Menlo Park, California 94025

April 10, 2011

Global Indemnity (Cayman) Limited

c/o United America Indemnity Group, Inc.

Three Bala Plaza East

Suite 300

Bala Cynwyd, PA 19004

Re:	Amendment No. 3 to Management Agreement

Ladies and Gentlemen:

We refer to (i) the Management Agreement (the “Original Agreement”), dated as of September 5, 2003, by and among United America Indemnity, Ltd., formerly Vigilant International, Ltd., an exempted company formed with limited liability under the laws of the Cayman Island (“UAIL”), Fox Paine & Company, LLC, a Delaware limited liability company (“Fox Paine”), as amended by Amendment No. 1 thereto (the “First Amendment”), dated on May 25, 2006, and as further amended by the assignment, assumption and amendment of the Management Agreement, dated March 16, 2011 (the “Second Amendment” and together with the Original Agreement and the First Amendment, the “Management Agreement”).

Global Indemnity (Cayman) Limited (the “Company”) and Fox Paine have agreed to further amend the Management Agreement, as set forth herein. Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the First Amendment.

The Company and Fox Paine hereby agree that the Management Agreement is amended, as follows, by deleting “Such Annual Service Fee shall continue and be payable until the earlier of (i) such time as the Funds no longer hold an indirect equity investment in the Company and” and inserting the following in lieu thereof “Such Annual Service Fee shall continue and be payable until the earlier of (1) such time as the Funds no longer hold a direct or indirect equity investment in Global Indemnity plc and”.

Except as expressly amended, modified and supplemented herein, all other provisions of the Management Agreement shall remain in full force and effect.

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Please confirm the foregoing is in accordance with your understanding and agreement with Fox Paine by signing a copy of this letter agreement in the space provided below.

Very truly yours,

FOX PAINE & COMPANY, LLC

By:
	Name:	Saul A. Fox
	Title:	Managing Member

Agreed and accepted:

GLOBAL INDEMNITY (CAYMAN) LIMITED

By:
	Name:	Thomas M. McGeehan
	Title:	Director

Please confirm the foregoing is in accordance with your understanding and agreement with Fax Paine by signing a copy of this letter agreement in the space provided below.

Very truly yours,

FOX PAINE & COMPANY, LLC

By:
	Name:	Saul A. Fax
	Title:	Managing Member

Agreed and accepted:

GLOBAL INDEMNITY (CAYMAN) LIMITED

By:
Name:
Title: